QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated May 5, 2008 in the Registration Statement (Form S-1 No. 333-00000) and related Prospectus of Ticketmaster dated August 1, 2008.

/s/ Ernst & Young LLP

New York, New York
July 31, 2008

QuickLinks

  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm